Dynatronics Corporation

Driving Change and Delivering Results:

Customer and Dealer Reaction to Business Optimization Is Strong And Early Results Exceeded Our Base Case Expectation

September 23, 2021 | NASDAQ:DYNT

Dynatronics® HAUSMANN™ BIRD & CRONIN®

SAFE HARBOR

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Those statements include references to the company's expectations and similar statements. Such forward-looking statements reflect the views of management at the time such statements are made. These statements include our statements regarding expected improvement in overall performance, expectations that the company will deliver higher annual gross margins, operating income and cash flow from operations in fiscal year 2022 compared to fiscal year 2021, expectations regarding reduction in leased space in fiscal year 2022, expectations regarding net sales, gross margin, selling general and administrative costs, and other income in fiscal year 2022, and uncertainties involving the impact of the COVID-19 pandemic on the company's results of operations and financial condition. These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in the company's annual, quarterly and other reports filed with the Securities and Exchange Commission. Dynatronics does not undertake to update its forward-looking statements, whether as a result of new information, future events, or otherwise.

Continued product net sales, net income excluding notable events, and gross profit margin excluding exit activity costs as used in this presentation are non-GAAP measures as defined under the rules of the Securities and Exchange Commission. The company defines continued product net sales as sales excluding discontinued products and sales of physical therapy and rehabilitation products through our direct sales channel. Management uses these non-GAAP measures to evaluate our operating performance and to forecast future periods. Management believes these non-GAAP measures provide investors additional information about the company's ongoing operating performance and is not intended as a substitute for, or superior to, the financial measure prepared in accordance with GAAP. Investors are cautioned against placing undue reliance on these non-GAAP measures.

FOCUSED LEADERSHIP

Proven commercial success and business transformations in medical device markets.
Creating significant transformative opportunities.



John Krier

President &
Chief Executive Officer

- Appointed CEO in July 2020
- John joined Dynatronics as CFO in March 2020. Prior to that was VP, Marketing and Commercial Operations at Breg since 2014, a long-standing significant customer of Dynatronics and important player in our market
- Proven track record in driving commercial success to meet customers' tailored needs including 13 successful acquisitions while at Breg and predecessor, delivering a compelling and sustainable business model



Norm Roegner

Chief Financial Officer

- Joined Dynatronics as CFO in November 2020
- Previously VP of Finance for Molex's Medical and Pharmaceutical Division, a global leader of manufacturing services to the medical device market
- Over 20 years of experience in senior finance positions leading business transformations with focuses on aligning resources, refreshing commercial strategies and optimizing supply chains



Skyler Black

Corporate Controller

- Joined Dynatronics in 2018
- 12 years of financial discipline at PricewaterhouseCoopers, a Big 4 leader

Dynatronics HAUSMANN BIRD & CRONIN

WELL-POSITIONED TO EXECUTE OUR NEAR AND LONG-TERM GROWTH STRATEGIES

- **Deliver commercial success**, emphasizing quality for cost and a differentiated customer experience
- Improve **margins** through consolidations and **financial discipline**
- Continue focus on **cash flow from operations**
- Timely commercial **launch of new products focused on growth markets**

"Our focus in the first half of FY'22 is on these four strategies due to near-term opportunities in our markets that support a sustainable long-term growth model."
John Krier, CEO of Dynatronics

- **Optimize manufacturing and supply chain**
- **Rationalize product portfolio and pricing** for attractive growth trends
- **Target acquisitions** in existing or adjacent markets with customer uptake

"Most of the product portfolio and pricing optimization announced on 4/22/21 was completed as planned."
- John Krier, CEO of Dynatronics

Improving results in these seven strategies enables a scalable and sustainable revenue growth model in our attractive markets. We will continuously drive to deliver improving results in each strategy.

BUSINESS OPTIMIZATION RESULTS:
$12.2M NET SALES IN Q4 FY '21; $9.8M FROM CONTINUED PRODUCTS

Driving on-going change and delivering results. More to come across all of these areas.

INITIATIVES	**Focused leadership team**	**Increase margins and cash flow from operations**	**Align sales channels to new commercial strategy**	**Simplify product portfolio to pursue attractive growth markets**
RECENT ACCOMPLISHMENTS	**Growth Through Strategic Recruitment** • Recent leadership hires: - CEO - CFO - VP, Global Operations and Supply Chain - VP, Marketing - VP, Customer Experience - Director, Strategic Accounts - Director, Information Technology - Director, Human Resources - Former CEO remains as Board member and active consultant • Our new Partners in Leadership accountability culture is at the core of the organization	• Cash on-hand of ~$6.1M as of June 30, 2021 • Facility consolidations increased liquidity options - $1.65M net proceeds from sale of Tennessee facility on May 17, 2021 - Planned exit of ~75% of Utah facility in FY'22 • 100% Paycheck Protection Program (PPP) loan forgiven on June 29, 2021 • Strengthening balance sheet supports M&A in target markets	• On track to sell exclusively through existing and new dealer sales channel: - Positive impact on sales, margins, and working capital - Increase customer loyalty, eliminated perceived competition in Dynatronics' historic direct sales efforts • Director, Strategic Accounts joined in July 2021, along with additional senior account managers to strengthen dealer relationships	• Shifting product mix to higher margin, differentiated therapeutic products manufactured by the company • Eliminated ~1,600 non-value add, low-margin, distributed products as planned • Hausmann PROTEAM re-launch, including the new "3D PROTEAM Builder" application - Configurable product application delivers on our customer experience commitment to make it easy for customers to choose us

GUIDANCE FOR FY '22

Net Sales:

- Net sales of approximately **$11.5M to $12.0M in Q1 FY '22**, exceed the quarterly baseline of ~$9.25M continued product net sales set in April 2021 and $9.8M continued product net sales in Q4 FY' 21 (non-GAAP financial measures). The distribution of net sales across the quarters in FY '22 is expected to align with historical trends, a little higher in the first and fourth quarters and lower in the second and third quarters.
- Net sales of **$40M to $45M in FY '22**, assuming continued growth in procedure volume and related site visits despite the recent surge in COVID-19 activity. The FY '22 net sales mid-point is a 15% improvement relative to the ~$37M annual baseline continued product net sales set in April 2021 (non-GAAP financial measure).
- Net sales guidance reflects the Company's expected GAAP revenue. 100% of products sales through FY '22 will represent products we plan to offer moving forward since the optimization initiatives announced on April 22, 2021 were substantially completed in FY '21.

Gross Margins:

- **Gross margin in FY '22 planned to exceed recent fiscal years**. Our optimization completed in FY '21 targets improvement over time in gross margin, operating income and cash flow from operations; higher in FY '22 relative to FY '21 (excluding notable impacts in Other Income).
- Gross margin is continuing to be impacted by challenges of COVID-19, including higher delivery and shipment costs and overall supply chain disruption.

Selling, General, and Administrative Expenses ("SG&A") and Other Notable Items:

- **SG&A of 30.0% to 35.0% of net sales in Q1 FY '22.**
- **Other Income of approximately $0.6M benefit from the Employee Retention Credit in Q1 FY '22.**

The company continues to expect volatility due to the challenges from COVID-19, including higher delivery and shipment costs, supply chain disruptions, extended handling times and delays or disruption in procedure volume. Dynatronics also expects some ongoing volatility from the company's business optimization.

Dynatronics HAUSMANN BIRD & CRONIN

DYNATRONICS IS IN ATTRACTIVE, GROWING MARKETS

Favorable Market Trends

Demographics	Aging population, obesity, higher focus on wellness accelerating demand for rehabilitation support systems
Value-Based Healthcare	Physicians and clinics moving towards a more conservative treatment style
Lower Acuity Treatment	Incentives to treat patients in lower acuity settings (e.g., physical therapy, ASCs) to maximize cost efficiency
Faster Recovery	Importance of using minimally invasive treatments to reduce recovery times

1) Source: Markets and Markets, 2020. Stacked bar chart includes US Markets of the following categories: Electrotherapy, Ultrasound, Exercise Therapy, Cryotherapy, Combination Therapy, Laser Therapy, Rehabilitation Equipment, Orthopedic Bracing

Selected Rehabilitation and Bracing Markets ($B)[1]



Bracing 6.5% CAGR
Rehab 5.3% CAGR
$ in billions
$4.9
$2.1
$1.4
$1.4
$6.1
$2.6
$1.7
$1.8
2021E
2025F
Bracing
Rehab Equipment
Rehab Therapeutic Modalities

Rehabilitation and Bracing & Supports markets continue to exhibit an attractive growth profile

M&A STRATEGY

Acquisition growth opportunities in a fragmented market to add scale with an accomplished M&A team and demonstrated ability to successfully integrate

Acquisition Targets:

VALUE BUYER WITH FOCUSED CRITERIA

RIGHT SIZED TARGET
Revenue between $5M - $30M

PROFITABILITY
Gross margin accretive (driving target of >40%)

QUICK CASH WIN
Cash flow contribution within first year

ENHANCED PORTFOLIO
Products focused on existing or adjacent market segments

BRANDS WE KNOW
Respected & established brand(s) known in market

A WELL-SUITED ADDITION
Good culture fit and ease of integration

Dynatronics HAUSMANN BIRD & CRONIN

FOURTH QUARTER FY '21

1 Business optimization on track. Delivering results.

- Optimization initiatives announced on April 22, 2021 substantially completed by June 30, 2021, as planned
  - Therefore, 100% of product sales in each quarter in FY '22 will represent products we plan to offer moving forward
  - The company does not expect charges associated with those optimization exit activities after FY '21
- Customer and dealer reaction to Dynatronics' optimization confirmed the decisions from April 2021 and early results have exceeded our base case expectation
- Closed on $1.65 million sale (net proceeds) of former Tennessee manufacturing facility

2 Focused on revenue and profit growth.

- Optimization actions target higher gross margin, operating income and cash flow from operations in FY '22 relative to FY '21
- Continued product net sales of $9.8 million in Q4 FY '21 on total net sales of $12.2 million
- Hausmann PROTEAM re-launch, including the new "3D PROTEAM Builder" application
  - Configurable product application delivers on our customer experience commitment to make it easy for customers to choose us

3 No debt, and increasing cash balance.

- Cash improved to $6.1M; highest cash position in recent years
- No debt, strengthening balance sheet and financial flexibility
- Zero borrowings on the line of credit with a borrowing base of ~$5.0M as of June 30, 2021

Please also view 10-K for full financial disclosures, including notable events in Q4 FY'21.

Q4 FY '21 FINANCIALS: NOTABLE EVENTS

Impacts on Other Income	Q4 FY '21 Amount
PPP loan forgiven in the amount of $3.51M, including accrued interest, by the SBA in Q4 FY '21, reported in Other Income. The loan forgiveness is non-taxable and non-cash.	$3.51M
$0.9M in Q4 FY '21 recorded as a benefit from the Employee Retention Credit and reported in Other Income. Qualified for Employee Retention Credit Q1 FY '22.	$0.9M
Received $1.65M in Q4 FY '21 net proceeds from sale of Tennessee facility. The gain of ~$0.8M reported in Other Income.	$0.8M
Impact on Other Income	$5.21M

- Net income was $2.9M in Q4 FY '21. Excluding the three items, net loss would have been ($2.3) million in Q4 FY '21.

Exit Activities	Q4 FY '21 Amount
Cost of Sales	$0.49M
SG&A	$0.51M
Total Exit Activities	$1.00M

- Gross profit margin was 27.0% of net sales in FY '21. Excluding the exit activities, gross profit margin would have been 28.0% of net sales in FY '21.
- Cash charges incurred were $0.16M of the $1.00M total exit activities expense.
- The optimization announced on April 22, 2021 was substantially completed by June 30, 2021, as planned. The company does not expect charges associated with those optimization exit activities after FY '21.

INVESTMENT HIGHLIGHTS (NASDAQ: DYNT)

Valuable Products Serving Growth Markets	• Well-respected brands standing the test of time in each market • Relevant product portfolio serving our growth markets • Enhanced management focus exclusively on our manufactured brands
Transformation to Accelerate Growth	• Dynatronics is building an accomplished transformational team, which can deliver strong business results • Developing a culture focused on generating scale by applying disciplined financial models to investment decisions • Driving change with a sense of urgency to achieve continuous growth
Attractive Investment Appeal	• Shares are trading at 0.4x EV to revenues vs. peer group of 3.6x[1] • Cash flow from operations and no debt • Management incentive compensation is linked to revenue and EBITDA growth

1) Enterprise value as of 9/20/21
Peers are USPH, ZYXI, VIVE, OMI, IMAC, KIDS, KRMD (Peer Group Average used is Median)

Dynatronics Corporation

Investor Relations Contacts

Skyler Black
Dynatronics
ir@dynatronics.com

Jeff Christensen
Darrow Associates
jchristensen@darrowir.com

Dynatronics®

HAUSMANN™

BIRD & CRONIN®

DYNATRONICS AT A GLANCE

- Provider of high-quality restorative medical device products to the orthopedic and rehabilitation industry designed to accelerate achieving optimal health – favorable market trends
- Driving change and results to deliver a compelling and durable business model, demonstrating strong financial performance from emerging scalable operations
- Leadership Team, prior to joining Dynatronics: Proven commercial success and business transformations in medical device markets

KEY STATISTICS	
Headquarters	Eagan, MN
52 Week Share Price Range (as of 6/30/21)	$0.52 to $2.56
Market Capitalization(1) (as of 6/30/21)	$20.8M
Average Volume (12 month)	700K
Net Sales in FY '21	$47.8M

(1) Excluding preferred stock

Customers

+ Thousands of Private Practice Therapists and Athletic Trainers

FOCUSED LEADERSHIP

Proven commercial success and business transformations in medical device markets.
Creating significant transformative opportunities.



Brian Baker
Board Member and Active Consultant
Former COO and CEO

- 25+ years of experience in medical-device industry
- Specializes in driving operational efficiencies, building high-performing teams, and spearheading high-impact strategic plans

Previous Affiliations SeaSpine, INTEGRA



George Murray
Global Operations and Supply Chain

- Joined Dynatronics in 2021; prior to that, leadership roles at Rockwell Automation and DRS Technologies
- Operational and supply chain expertise in technical manufacturing environments

Previous Affiliations Rockwell Automation, LEONARDO DRS



R.J. Smith
Customer Experience

- Joined Dynatronics in 2020; prior to that, sales and marketing leader at Breg, a long-standing significant customer and partner of Dynatronics
- Prior to Breg, product manager at Pfizer and Johnson & Johnson

Previous Affiliations BREG, Pfizer



Sarah Mealman
Marketing

Previous Affiliations Medtronic, LABORIE

- Joined Dynatronics in 2020; prior to that, managed Laborie urology implantable and neuromodulation portfolio
- At Medtronic, managed $750M MRI pacemaker portfolio



Skyler Black
Corporate Controller

Previous Affiliations pwc

- Joined Dynatronics in 2018
- 12 years of financial discipline at PricewaterhouseCoopers, a Big 4 leader



Carl Abbott
Strategic Accounts

Previous Affiliations teva, sigvaris

- Joined Dynatronics in 2021; prior to that managed National Accounts for E-commerce, National Distribution, Retail and DME portfolio
- Training and performance improvement specialist building employee, customer, and end user programs



Justin Nuahn
Human Resources

Previous Affiliations C.H. ROBINSON, SICK

- Joined Dynatronics in 2021
- 20 years' experience in Human Resources, with focus on strategic Human Capital management

CAPITALIZATION / OWNERSHIP

Share count as of June 30, 2021

Common Shares Outstanding		17,364,654
8% Convertible Preferred Stock[(1)]		3,351,000
Total Shares		**20,715,654**
Market Cap of Equity (including convertible preferred stock)[(2)]	**$**	**26,516,037**
Debt[(3)]		$0
Less: Cash		6,100,000
Net Bank Debt as of 6/30/2021	**$**	**(6,100,000)**
Enterprise Value (including convertible preferred stock)	**$**	**20,416,037**
Warrants @ $2.75 weighted average exercise price		4,323,500
Options @ $1.56 weighted average exercise price		140,000
Unvested RSU		97,500
Total Options and Warrants		**4,561,000**

(1) Convertible one for one into Common; 8% annual dividend payable in cash or stock at Company preference
(2) Share price of $1.28 on 9/20/21
(3) Includes Line of Credit only